Exhibit 32
CERTIFICATION
In connection with the Annual Report of Equitrans Midstream Corporation on Form 10-K for the period ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Equitrans Midstream Corporation.

/s/ Diana M. Charletta	February 20, 2024
Diana M. Charletta President & Chief Executive Officer

/s/ Kirk R. Oliver	February 20, 2024
Kirk R. Oliver Executive Vice President and Chief Financial Officer